Send a Clear Message to the Pulse Board

The Status Quo is No Longer Acceptable

Investor Presentation

2011 Annual Meeting of Shareholders of
Pulse Electronics Corporation



Table of Contents

Biographies of Bel Executives

Dan Bernstein — **President, Chief Executive Officer and Director**

Dan has been the President of Bel since June 1992 and Chief Executive Officer since May 2001. He previously served as Vice President (1985-1992) and Treasurer (1986-1992) and has served as a Director since 1986. He has held other positions with the Company since 1978. He is currently a director of Bel Fuse Ltd., Bel Stewart GmbH, Bel Stewart s.r.o., Cinch Connectors, Inc. and Cinch Connectors Ltd.
Mr. Bernstein has an MBA degree from Baruch College.

Colin Dunn — **Vice President of Finance, Treasurer and Secretary**

Colin joined Bel in 1991 as Finance Manager and in 1992 was named Vice President of Finance and Treasurer. He was appointed Secretary of the Company in May 2003. He is currently a director of Bel Fuse Ltd., Bel Fuse (Macao Commercial Offshore) Limited, Bel Stewart s.r.o., Bel Stewart GmbH, Cinch Connectors, Inc. and Cinch Connectors Ltd. Prior to joining the Company, Mr. Dunn was Vice President of Finance and Operations at Kentek Information Systems, Inc. from 1985 to 1991 and had previously held a series of senior management positions with Braintech Inc. and Weyerhaeuser Company.
Mr. Dunn has an MBA degree from Yale University.

Dennis Ackerman — **Vice President of Operations**

Dennis joined Bel in 1986 and has held the positions of Customer Service Manager, Sales Manager, Purchasing Manager and Operations Manager. In 2001, he was named Vice President of Operations.
Mr. Ackerman has an MBA degree from Fairleigh Dickinson University.

Pulse's Poor Five Year Performance

Pulse's Poor Five Year Performance

Pulse has had several performance concerns over the past five years

Total Loss in Market Value

$751 million loss

Pulse Total Revenues

Decline from $627 million to $432 million ($195 million decline)

Income Loss from Continuing Operations

Cumulative loss of $135 million

Pulse's Poor Five Year Performance

Over the past five years, Pulse has spent $655 million on acquisitions, research and development, while writing-off $411 million of goodwill and intangible assets



800.0
600.0
400.0
200.0
0.0
-200.0
-400.0
-600.0
$ Millions
$93 Million
$128 Million
$597 Million
$625 Million
$655 Million
2006
2007
2008
2009
2010
-$310 Million
-$381 Million
-$411 Million
Cumulative acquisition + R&D spend
Cumulative goodwill and intangible asset writedown

Pulse's Poor Five Year Performance

Pulse has drastically underperformed the market, its peer group and the S&P Electrical Components Index for years



5-year Total Shareholder Return as of Dec. 28, 2010
Elec. Index
NASDAQ
PEER
Pulse

Peer Group consists of: Cogo Group, CTS Corp, Electro Scientific, Intevac, Labarge, Methode Electronics, Maxwell Technologies, Orbotech Ltd, Spectrum Control and Vicor Corp (See Appendix for Bel's Relevant Peer Group Analysis)

Pulse's Poor Five Year Performance

Pulse paid the CEO and CFO more than $25 Million in compensation while market value has declined from $972 Million to $221 Million



Year End Market Capitalization ($ millions)
Total Compensation ($ millions)
2006
Market Value
$972 Million
2006
Compensation
$2.4
Million
2007
Compensation
$3.5
Million
2008
Compensation
$2.8
Million
2009
Compensation
$5.8
Million
2010
Compensation
$11.2
Million
2010
Market Value
$221 Million
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2006
2007
2008
2009
2010
Total Compensation for CEO and CFO
Market Value (Year-end)

Market Value Decline

($751 Million)

Total CEO & CFO Compensation

$25.7 Million

As part of the $25.7 Million in compensation, the CEO and CFO collected one-time change-in-control payments totaling more than $4.0 Million following the sale of Pulse's Medtech subsidiary, a business acquired under the same management team less than 18 months earlier

Pulse's Unclear and Uncertain Plan

vs.

Bel's Plan for Long-Term Value Creation

Pulse's Unclear and Uncertain Plan

Pulse has recently announced several "Strategic Actions" to take place over the next 18 to 24 months. **None of the actions have a clear and certain value associated with them**

Has the Board asked the tough questions necessary to ensure your value is protected?

Have they demanded a rigorous analysis of these planned changes and investments?

- Pulse commits to $12 Million of annual cost savings, **but only identifies where $1 million in savings will come from.**
- Pulse recently hired a new CIO to implement a new ERP system, **but has not publicly quantified the cost to install the system, the length of time to fully implement the system, the expected cost savings, and the tangible return on investment.**
- Pulse has stated that it will attempt to improve the wireless business. If unsuccessful within 12-18 months, Pulse will consider strategic alternatives, including its potential sale. **How much capital is required to make this business viable? What is the expected return on this investment expected to be?**

Pulse's Unclear and Uncertain Plan

On June 28, 2007, Bel recommended many of Pulse's recently announced actions as the best way to generate the greatest return for shareholders of a combined company



- Divest AMI Doduco
- Concentrate on business segments where the combined company are or can be a market leader
- Use proceeds from the sale of AMI Doduco to buy back shares in the merged company in order to maximize value for the combined company's shareholders
- Review strategic alternatives to Bel's Power Group, Pulse Automotive Group and Pulse Consumer Products Group consistent with our views on the ability of these divisions to become market leaders
- Making further acquisitions in the antennae area in order to lessen dependence on a single customer

The June 28, 2007 letter is available on www.ProxyProcess.com/BelFuse

Bel-Pulse: Long-Term Value Creation

The electronic components industry is a cost-driven marketplace with customers demanding 10% annual price reductions

Raw material costs

- 1-year silver prices +119.96%
- 1-year oil prices (key component to plastic resin) +25.56%
- 1-year gold prices +25.46%
- 1-year copper prices +22.95%

Labor and operational costs

- Low-cost manufacturing in China is now industry-standard
- China labor costs are expected to rise by 20% per year over the next five years
- Stronger Yuan has made exports more costly

Overhead costs

- Due to the recession, since 2008, most component providers have reduced overhead considerably, leaving very few cost-saving opportunities in this area

Bel-Pulse: Long-Term Value Creation

Our belief is that long-term shareholder value can be created best through industry consolidation

Bel/Pulse business overlaps include suppliers, manufacturing, products, and customers
- offering tremendous potential for a minimum of $15 Million in tangible cost savings

Product	Bel	Pulse
Telecommunications		
Broadband Components	x	x
MoCA Products	x	x
T1, E1, ISDN, T3, E3 Magnetics	x	x
Common Mode Chokes	x	x
Telecom Modules	x	x
LAN (Local Area Networking)		
10 Gig Magnetics/Transformers	x	x
POE Magnetics	x	x
POE+ Magnetics	x	x
Gigabit Magnetics	x	x
PCMCIA Magnetics/Transformers	x	x
10/100 Base T Magnetics/Transformers	x	x
ICM (Integrated Connector Modules)		
10 Gig Connectors	x	x
POE and POE+ Connectors	x	x
Low Profile Connectors	x	x
10/100 Base T Connectors	x	x
Gigabit Connectors	x	x
Antennas		x

Product	Bel	Pulse
Interconnect Products		
Copper Cabling (Ethernet)	x	
High Speed Copper Cabling (QFSP+ and CX4)	x	
Copper Wire Harnessing	x	
Fibre Optic Cables	x	
Passive Plugs	x	x
Passive Jacks	x	x
Power Products		
DC/DC Converters	x	
Power Inductors	x	x
Switchmode Transformers	x	x
Open Frame Transformers	x	x
50/60Hz Transformers		x
Common Mode Chokes	x	x
Signal Transformers	x	x
RF Products (Diplexers)	x	x
Circuit Protection	x	
SmartGrid Custom Designs	x	x
Military Aerospace Custom Designs	x	x

Tangible Value for Pulse Shareholders Today

"One thing rings with absolute clarity in my mind: the combination of Bel and our ECS would be not just company altering but, more importantly, industry altering. For those shareholders who chose to stay with the company, it could be a very, very lucrative deal over the next decade and one which neither of us can provide all by ourselves, at least not in the mid term, and probably not ever. The economics of this deal are just so compelling and we owe it to our respective shareholders to do what we can to explore it carefully and, if possible, make it happen."

Extracted from an email to Dan Bernstein, CEO of Bel, dated May 24, 2006 from former Pulse Chairman and CEO James Papada during discussions about a framework for a possible business combination

"As we have discussed, Technitrol has long believed a combination of Technitrol and Bel Fuse makes strong strategic sense and that the combined company would be well positioned to generate significant additional value to our shareholders and employees."

Extracted from a letter to Bel dated March 23, 2007 from former Pulse Chairman and CEO James Papada

"The [April 17, 2007] meeting confirmed our shared view of the significant value inherent in a potential combination between Bel Fuse and Technitrol. It is in the best interest of all shareholders of both companies to work assiduously to unlock this value."

Extracted from a letter to Bel dated April18, 2007 from Pulse Directors John Burrows and Alan Barton

"While the board still perceives there to be significant upside to such a combination, the timing is just not right for us at this particular time. So, we are going to defer any additional discussions about this matter until we see more clearly where things are going for 2009."

Extracted from an email to Avi Eden, Director of Bel, dated December 15, 2008 from former Pulse Chairman and CEO James Papada in response to Bel's request to renew merger discussions

Tangible Value for Pulse Shareholders Today

Since 2006 Bel has attempted to negotiate a business combination that makes strong strategic sense. Pulse requested that we defer discussions to a future date four times

- 2006 – 2007: Representatives of Bel and Pulse discussed a framework for a potential business combination
- **March 23, 2007:** Pulse offered to purchase all of Bel's stock for cash
- **April 17, 2007:** Bel met with Pulse representatives and proposed (i) increasing the purchase price, (ii) adding stock as a component to the consideration, (iii) spinning off AMI Doduco - Pulse's non-electronics business, restructuring the management team, and reconstituting the board. Pulse ultimately rejected Bel's conditions
- **June 28, 2007:** Bel delivered a letter to Pulse seeking to renew merger discussions and outlined a proposed long-term plan for the combined company. [Letter available at www.ProxyProcess.com/BelFuse]
- **July 3, 2007:** Pulse rejected Bel's proposal
- **November 3, 2008:** Bel sent an email to Pulse's CEO attempting to renew merger discussions
- **December 15, 2008:** Pulse responded, "while the board still perceives there to be significant upside to such a combination, the timing is just not right for us at this particular time." Pulse also requested to defer merger discussions until it had a clearer outlook for 2009
- **August 3, 2009:** Pulse announced sale of AMI Doduco
- **September 28, 2009:** Pulse announced James Papada, CEO will retire in March 2010
- **October 6, 2009:** Bel delivered a letter to Pulse indicating that the announced sale of AMI Doduco and the impending retirement of James Papada presented an excellent opportunity to renew business combination discussions
- **October 22, 2009:** Pulse requested that discussions about a business combination be postponed until the Company identified a replacement CEO and the sale of AMI Doduco is complete
- **March 22, 2010:** Pulse hired Daniel Moloney as CEO
- **August 2, 2010:** Moloney announced he was leaving Pulse. Pulse also announced a definitive agreement to sell AMI Doduco.
- **August 4, 2010:** Bel contacted Pulse to renew merger negotiations. Pulse responded, "Thanks for your note, we appreciate your interest but this is not the right time for a conversation"
- **December 14, 2010:** Bel contacted Pulse expressing interest to renew business combination discussions and stated that Bel may nominate directors to the Pulse board
- **December 23, 2010:** Bel nominated Timothy Brog, James Dennedy and a third nominee for election to the Pulse board at the 2011 annual meeting
- **January 5, 2011:** Pulse announced Ralph Faison had been appointed President, CEO and a Director
- **January 14, 2011:** Bel met with two Pulse directors to examine a business combination. Bel indicated its flexibility as to structure of the transaction and form of consideration
- **January 18, 2011:** Bel added a fourth nominee for election to the Pulse board
- **February 7, 2011:** Bel met with Pulse's CEO to discuss the merits of a business combination. At that meeting Pulse requested that merger discussions be deferred for another 18 to 24 months
- **February 28, 2011:** Bel delivered a letter to Pulse offering to acquire the Company for $6.00 per share in cash or stock
- **March 10, 2011:** Pulse sent a letter to Bel rejecting the acquisition proposal
- **April 11, 2011:** Bel filed definitive proxy materials seeking to elect two directors to Pulse's board at the May 18, 2011 annual meeting

Tangible Value for Pulse Shareholders Today

Company Financial Snapshots: April 2011 Side by Side Analysis

Bel Fuse Inc. (NASDAQ: BELFA/BELFB)

Revenue	$303 Million
Market Cap	$232 Million
Enterprise Value	$147 Million
EBITDA	$32 Million
Cash	$86 Million
Debt	$0
EV/EBITDA	4.6x
EV/Sales	0.5x

* Figures obtained from Yahoo! Finance after market close on April 15, 2011

Pulse Electronics Corporation (NYSE: PULS)

Revenue	$432 Million
Market Cap	$247 Million
Enterprise Value	$293 Million
EBITDA	$34 Million
Cash	$36 Million
Debt	$82 Million
EV/EBITDA	8.5x
EV/Sales	0.7x

* Figures obtained from Yahoo! Finance after market close on April 15, 2011

Tangible Value for Pulse Shareholders Today

On February 28, 2011 Bel offered to purchase Pulse for $6.00 per share

Consideration:	$6.00 per share, payable in the form of $6.00 in cash or 0.272 of a share of Bel Class B common stock, valuing Pulse at approximately $250 million market cap **Bel is willing to collapse the A/B share structure if it makes the most sense for all shareholders**
Premium:	38% premium to Pulse's unaffected share price on December 28, 2010 (the day Bel's interest in acquiring Pulse was made public) 23% premium to Pulse's 60-Day trailing share price 11% premium to Pulse's closing share price on February 25, 2011, the last trading day before the offer
Financing:	Bel has a strong balance sheet representing $85 Million in cash and no debt. Bel has analyzed the transaction with its investment bankers and is prepared to obtain financing commitments once Pulse shows its willingness to negotiate
Closing:	Bel is prepared to move quickly to consummate a deal, subject to limited due diligence

Tangible Value for Pulse Shareholders Today

Bel's $6.00 per share offer is not opportunistic nor is it unfair

Bel's offer values Pulse at 9.0x EV/LTM EBITDA and 0.7x EV/LTM Sales

($ in millions, except per share data)	Unaffected PULS		Bel Fuse $6 offer
	28-Dec-10	25-Feb-11	15-Apr-11
Share Price	$4.36	$5.41	$6.00
Diluted outstanding shares (millions)	41.5	41.5	41.5
Equity value	$180.9	$224.5	$248.9
Add: Net debt	41.8	46.2	46.2
Add: Minority interest	12.05	12.05	12.05
Enterprise Value	$234.8	$282.8	$307
LTM EBITDA	$34.3	$34.6	$34
LTM Sales	$436.7	$432.5	$432
EV/LTM EBITDA	6.8x	8.2x	9.0x
EV/LTM Sales	0.5x	0.7x	0.7x

On a comparable basis: Bel is currently trading at 4.6x EV/EBITDA and 0.5x Sales

Tangible Value for Pulse Shareholders Today

Bel's $6.00 per share offer is not opportunistic nor is it unfair

Analyst/Peer estimates indicate Pulse would be worth less on a standalone basis

EV/Forward 2011 EBITDA Analysis

Analyst & peer group calculations indicate a

$5.42/share value for Pulse based on 2011 estimates

$ in millions, except per share data		2011
Consensus EBITDA estimate*		**$30.1**
Current peer median multiple	8.7x	
Pulse 1-yr historical premium to peer	8.6%	
Adjusted valuation multiple for Pulse	9.4x	
Implied Enterprise Value		$283.3
Less Net Debt		$46.2
Less Minority Interest		$12.1
Implied Equity Value		**$225.0**
Shares outstanding		41.5
Implied standalone value per share		**$5.42**
Trading Discount to Bel's $6.00/share offer		**-9.6%**

EV/Forward 2011 Sales Analysis

Analyst & peer group calculations indicate a

$5.77/share value for Pulse based on 2011 estimates

$ in millions, except per share data		2011
Consensus Revenue estimate		**$425.9**
Current peer median multiple	1.0x	
Pulse 1-yr historical discount to peer	-29.8%	
Adjusted valuation multiple for Pulse	0.7x	
Implied Enterprise Value		$297.8
Less Net Debt		$46.2
Less Minority Interest		$12.1
Implied Equity value		**$239.5**
Shares outstanding		41.5
Implied standalone value per share		**$5.77**
Trading Discount to Bel's $6.00/share offer		**-3.8%**

** Consensus EBITDA and Revenue Estimates obtained from Thomson Reuters based on current estimates by CJS, Needham and Longbow Research.*

Send a Clear Message to the Pulse Board

The Status Quo is No Longer Acceptable

The Status Quo is No Longer Acceptable

Pulse has proposed 3 new Director nominees to an expanded board of 8 directors
Even with the 3 new Directors, 4 of 8 continuing Directors will be associated with Pulse's past performance problems

Edward M. Mazze (Age 70)
Director since 1985

John E. Burrows, Jr. (Age 63)
Director since 1994

C. Mark Melliar-Smith (Age 65)
Director since 2002

Howard C. Deck (Age 54)
Director since 2008



2006 Market Value $972 Million
2006 Compensation $2.4 Million
2007 Compensation $3.5 Million
2008 Compensation $2.8 Million
2009 Compensation $5.8 Million
2010 Compensation $11.2 Million
2010 Market Value $221 Million
Year End Market Capitalization ($ millions)
Total Compensation ($ millions)
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
14.0
12.0
10.0
8.0
6.0
4.0
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0.0
2006
2007
2008
2009
2010
Total Compensation for CEO and CFO
Market Value (Year-end)

The Status Quo is No Longer Acceptable

Bel is <u>NOT</u> seeking control of the Pulse board

If elected, these new directors will constitute 2 of 8 board members

These director nominees have no past affiliation with Bel

Both independent nominees were recommended by a specialized corporate governance consulting firm

These highly-qualified nominees have been board members and senior managers of successful publicly-traded, technology-based companies

Together these nominees possess deep financial, transactional and legal expertise

If elected, these candidates will seek to work constructively with the remaining members of the board to ensure shareholder value is maximized

The Status Quo is No Longer Acceptable

Timothy E. Brog

- Age 47
- Chairman and CEO, Peerless Systems (NASDAQ: PRLS)
- Former Managing Director, Locksmith Capital Management
- Former Managing Director, E2 Investment Partners
- Former President, Pembridge Capital Management
- Founder and Former Managing Director, The Edward Andrews Group
- Director, Eco-Bat Technologies
- Former Director, The Topps Company
- Former Associate, Skadden, Arps, Slate, Meagher & Flom
- BA Tufts University
- JD Fordham University School of Law

James Dennedy

- Age 45
- Principal and Chief Investment Officer, Arcadia Capital
- Former Managing Partner, Hamilton-Madison Group
- Former President and CEO, Engyro Corporation
- Former Managing Partner, Mitchell-Wright, LLC
- Director and Chairman of Audit Committee, NaviSite, Inc.
- Director, Agilysys, Inc.
- Former Director, I-Many, Inc.
- Former Director, Entrust, Inc.
- Former Director, Abridean, Inc.
- BS Economics United States Air Force Academy
- MA Economics University of Colorado
- MBA Ohio State University

Review

- Pulse has drastically underperformed for the past five years while paying the CEO and CFO more than $25 Million in total compensation
- None of the actions associated with Pulse's turnaround plan has a clear and certain value associated with them
- A Bel-Pulse combination is more compelling today than ever
- Bel's offer to acquire Pulse for $6.00 per share is fair and tangible
- Bel is willing to revise the offer price and the form of consideration to include cash and/or stock
- Bel is also willing to collapse the A/B share structure

The Status Quo is No Longer Acceptable

Bel's director nominees are highly qualified and have no past affiliation with Bel. If elected, these individuals will seek to ensure shareholder value is maximized for all of Pulse's shareholders

Now is the time for Pulse shareholders to act!

We are asking you to vote "FOR" Bel's nominees on the **GOLD** proxy card today

Appendix

About Bel

Bel makes products that are designed to protect, regulate, connect, isolate or manage a variety of electronic circuits

Bel Products

Magnetics



Modules



Interconnect



Circuit Protection



Primary Uses


Computer Networking


Military/Aerospace


Communications

High Speed Computing
Automotive
Medical
Consumer Electronics

Other Industries Served

Bel's Relevant Peer Group Analysis

Company	Ticker	Revenue	Market Cap	Enterprise Value
Pulse Electronics	**PULS**	**$432M**	**$247M**	**$293M**
Cogo Group	COGO	$397M	$275M	$249M
CTS Corp	CTS	$553M	$353M	$354M
Electro Scientific	ESIO	$245M	$431M	$285M
Intevac Inc.	IVAC	$203M	$252M	$140M
LaBarge Inc.	LB	$324M	$301M	$329M
Methode Electronics	MEI	$405M	$434M	$364M
Maxwell Technologies	MXWL	$123M	$460M	$443M
Orbotech Ltd.	ORBK	$529M	$441M	$394M
Spectrum Control	SPEC	$167M	$259M	$260M
Vicor Corp	VICR	$251M	$654M	$624M

Additional Information

ADDITIONAL INFORMATION

The contents of this presentation do not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of Pulse has commenced at this time. In connection with Bel's proposal to acquire Pulse, Bel may file tender offer documents with the SEC. Any definitive offer documents will be mailed to shareholders of Pulse. INVESTORS AND SECURITY HOLDERS OF PULSE ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Bel through the website maintained by the SEC at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Except for historical information contained in this presentation, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Among the factors that could cause actual results to differ materially from such statements are: the market concerns facing our customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions; capacity and supply constraints or difficulties; product development, commercializing or technological difficulties; the regulatory and trade environment; risks associated with foreign currencies; uncertainties associated with legal proceedings; the market's acceptance of our new products and competitive responses to those new products; and the risk factors detailed from time to time in our SEC reports. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.

THIS PRESENTATION IS FOR DISCUSSION AND GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF BEL FUSE INC. ("BEL"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO PULSE ELECTRONICS CORPORATION (THE "ISSUER"). CERTAIN FINANCIAL INFORMATION AND DATA USED HEREIN HAVE BEEN DERIVED OR OBTAINED FROM PUBLIC FILINGS, INCLUDING FILINGS MADE BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND OTHER SOURCES.

BEL HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.

BEL SHALL NOT BE RESPONSIBLE OR HAVE ANY LIABILITY FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING, ANY THIRD PARTY REPORT OR THIS PRESENTATION. THERE IS NO ASSURANCE OR GUARANTEE WITH RESPECT TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED HEREIN. THE ESTIMATES, PROJECTIONS AND PRO FORMA INFORMATION SET FORTH HEREIN ARE BASED ON ASSUMPTIONS WHICH BEL BELIEVES TO BE REASONABLE, BUT THERE CAN BE NO ASSURANCE OR GUARANTEE THAT ACTUAL RESULTS OR PERFORMANCE OF THE ISSUER WILL NOT DIFFER, AND SUCH DIFFERENCES MAY BE MATERIAL. THIS PRESENTATION DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY.

BEL RESERVES THE RIGHT TO CHANGE ANY OF ITS OPINIONS EXPRESSED HEREIN AT ANY TIME AS IT DEEMS APPROPRIATE. BEL DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.